SUPPLEMENT DATED DECEMBER 16, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 31, 2007

The Fund’s redemption fee provisions were inadvertently deleted by supplement dated December 2, 2008 (the “Multi-Fund Supplement”). Accordingly, these redemption fee provisions are hereby restored to the prospectus as follows:

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A “Redemption Fee” line item is hereby added in the “Shareholder Fees” table in the section of the Prospectus titled “Fees and Expenses of the Fund” along with corresponding footnote (5) following the “Example”:

	Class A	Class B	Class C	Class D

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None [2]	5.00%[3]	1.00%[4]	None
Redemption fee[5]	2.00%	2.00%	2.00%	2.00%

(5)	Payable to the Fund on shares redeemed or exchanged within 30 days of purchase. The redemption fee is based on the redemption proceeds. See “Shareholder Information — How to Sell Shares” for more information on redemption fees.

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The following is hereby added as the last sentence of the second paragraph in the section of the Prospectus titled “How to Exchange Shares — Permissible Fund Exchanges”:

An exchange of Fund shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section “How to Sell Shares.”

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The following is hereby added to the section of the Prospectus titled “How to Sell Shares”:

Redemption Fee.  Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may not have the ability to assess a redemption fee. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

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As a result of the foregoing the Fund is hereby deleted in its entirety from the Multi-Fund Supplement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.